      HSBC Mutual Funds Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
      [Logo of HSBC Asset Management Americas Inc. Appears Here]
--------------------------------------------------------------------------------

      Growth and Income Fund
     ------------------------------------------------------------------

February 1, 2000

Dear Shareholder:

Although very few people would have predicted it a year ago, the S&P 500 Index* registered its fifth consecutive year of returns in excess of 20% during 1999. For the year, the market rose 21.0% on a U.S. dollar, total return basis. Expectations of a prolonged global recovery remained the primary theme influencing market activity during the year. Beginning in mid-1999, the Federal Reserve instituted three interest rate hikes of 25 basis points each, unwinding the 75 basis point ease from the fall of 1998. After the global economic turmoil witnessed during the previous year, 1999 was relatively benign. The U.S. economy continued to chug along, and was joined by an Asian recovery along with modest European growth. The U.S. economy has just set the record for the longest economic expansion in its history, with no signs of a recession on the horizon. In fact, the opposite is true--the Federal Reserve is concerned that the economy is growing too quickly and may have to raise rates to slow the growth.

After a slow start to 1999, the markets gathered steam and rose 15% by early summer. As the Federal Reserve moved to take back the interest rate cuts from 1998, investors paused and the market entered a volatile period that lasted into October, taking the S&P 500 index down to prior year-end levels. A quick reversal followed and the markets raced ahead for the remainder of the year, shrugging off a third interest rate hike as well as Y2K worries to close at record levels at year-end.

Looking at the internals of the market, one can see how the major indices hide what really happened during 1999. Although the S&P 500 closed 1999 at a record high, 53% of S&P 500 stocks were at least 20% below their 52-week high. On the NASDAQ, 62% were down 20% or more from their 52-week high. 1999 was one of the narrowest market climbs in history. Seven stocks accounted for 53% of the market gain, and 25 stocks accounted for the entire gain in the market during 1999. Essentially, 475 of the 500 stocks combined for no return during the year. If one strayed away from the biggest of the big-caps, performance suffered.

Outlook

Investors continue to pour huge sums of money into equity funds. During 1999, an estimated $188 billion flowed into all stock funds during the year, 19% higher than the $157 billion in 1998. Although these figures show continued demand for equities, we are more interested by the huge flows into money market funds--future fuel for equity demand. It is estimated that more than $150 billion flowed into money market funds during the fourth quarter of 1999 alone.

The supply/demand scenario for equities continues to be very positive. The IPO backlog is currently $25 billion versus $45 billion in late 1999. Merger and acquisition activity continues to be very robust. Also stock buybacks, which in many cases have taken the place of significant dividend hikes, continue at high levels. These factors combined mean that more stock is being retired than issued. The demand side is led by the simple demographics of Americans. As the baby boomer generation enters middle age (peak earning and saving years), they are taking an increasingly hands-on approach to planning for their retirement. This is partly due to the growing realization that

Social Security benefits alone will not allow a comfortable retirement. Also, the trend towards allowing the individual to take a greater interest in retirement planning via defined contribution rather than defined benefit plans bodes well for stocks.

Valuation continues to be a very challenging aspect of the U.S. market forecast. Stocks are currently selling at near record levels on a price/earnings, price/book and price/cash flow basis as well as dividend yield levels. However, when one analyzes the returns on equity and capital achieved by U.S. companies versus their international brethren (as well as versus US companies 10 and 20 years ago) in addition to the relatively low levels of domestic interest rates and inflation, these valuations appear more rational. Further, we would note that the S&P 500 Composite--due to the numerous changes enacted during the past several years--is no longer reminiscent of "the market", and is rather a large-cap, growth-oriented portfolio of companies.

The combination of sustained low inflation, rising governmental budget surpluses and rapidly growing corporate earnings should allow markets to continue moving higher in 2000, possibly at a somewhat slower pace than experienced during the past several years. With the economy continuing its strong growth, we foresee 50 basis points of Federal Reserve rate increases during the first half of 2000. However, we continue to believe that strong, and broad-based earnings growth will be more important to investors than modest rate hikes. As global recovery progresses, it is assisting the more cyclical areas of the U.S. economy, broadening the earnings gains. Earnings for the fourth quarter of 1999 ran about 25% ahead of the year ago period. This substantial increase in earnings will meaningfully lower the P/E multiples for the major indices. Earnings growth of 12% or greater for 2000 seems quite likely and preliminary estimates for 2001 are for another year of double-digit growth. We are also in an election year which is very positive for the markets. We have not had a down market in a presidential election year since Franklin Roosevelt was in office. We continue to believe that multiples can expand further if the global economies continue to recover and earnings continue to show strong upside surprises. Looking forward, we believe it is possible for markets to rise approximately in line with earnings growth, resulting in low to mid double-digit returns during the next twelve months.

HSBC Growth and Income Fund Portfolio Summary

During 1999, the HSBC Growth and Income Fund gained 18.5% (Class A shares) on a net-of-expenses basis. This compared unfavorably to an S&P 500 return of 21.0%, but was far ahead of the Lipper Growth and Income Index gain of only 11.86%.

We remained positioned towards large-capitalization, growth-oriented companies during the year but made some sector changes during the year. We reduced Healthcare early in 1999 as the valuations ran to levels unwarranted by near-term fundamentals. We also shifted away from the Consumer Cyclicals and Consumer Staples areas during the third quarter as we began to grow concerned that consumer spending, which accounts for two-thirds of U.S. economic activity, would slow from the torrid pace witnessed during the past few years. These monies were redeployed into the Energy and Financial sectors which were at more reasonable valuations.

In aggregate our sector weighting decisions had a neutral effect on relative results. We benefited by being overweight Technology, underweight Healthcare and moving to an underweight in Consumer Staples during the year. Conversely, our overweight in Financials and underweight in the Basic Materials sectors detracted from results. Looking at stock selection, Financials, Utilities and Consumer Cyclicals posted the best relative performance, with Technology, Communication Services and Basic Materials weak.

As we enter 2000, we believe that Technology will continue to be the driving force in the economy, with productivity benefits flowing into other areas. Thus we expect to maintain a meaningful overweight in technology during the year. Financial stocks look very attractive after their sell-off during the latter part of 1999, and in the absence of a protracted series of rate hikes, should perform well during 2000. With our belief that we will likely see the consumer begin to retrench in 2000, we remain underweight in the Consumer Cyclicals and Consumer Staples sectors.

Sincerely,
/s/ Fredric P. Lutcher
Fredric P. Lutcher, III, CFA
Chief Investment Officer, U.S. Equities

--------
* The Fund's performance is compared to the Standard and Poor's 500 Stock Index, which represents the U.S. stock market as a whole. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors can not invest directly in an index.

The views expressed in this report reflect those of the portfolio manager through the end of the period covered by the report as stated on the cover. The manager's views are subject to change at any time based on the market and other conditions. Past performance is no guarantee of future results.

The Lipper Growth and Income Fund Index is an index based on the thirty largest growth and income mutual funds (equally weighted) tracked by Lipper Analytical Services Incorporated.

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                   GROWTH AND INCOME FUND VS. S&P 500 INDEX
                              [LINE CHART HERE]
                  Growth and     Growth and
                 Income Fund    Income Fund       Standard    Lipper Growth
                  Class A         Class A         & Poor's      & Income
               (without load)   (with load)      500 Index     Fund Index

DEC 1989           10000           9500           10000          10000
DEC 1990            9559           9081            9683           9401
DEC 1991           12610          11980           12641          12009
DEC 1992           13586          12907           13610          13167
DEC 1993           15112          14356           14970          15092
DEC 1994           14663          13930           15166          15030
DEC 1995           19518          18542           20842          19715
DEC 1996           23013          21862           25651          23791
DEC 1997           29323          27857           34209          30185
DEC 1998           37230          35369           43987          34285
DEC 1999           44110          41905           53244          38354

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1)  Includes the maximum sales charge of 5.00%
(2)  Excludes the maximum sales charge of 5.00%
(3) Maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% over 4 years. Class B shares bear ongoing distribution fees and service organization fees. The Class B expenses are reflected in the performance data. Class B shares were initially offered on July 1, 1999. The performance figures for Class B shares for periods prior to such date represent the performance for Class A shares of the Portfolio.
(4)  Excludes contingent deferred sales charge for Class B shares.
(5) Maximum contingent deferred sales charge for Class C shares is 1% and is reduced to 0% over 1 year. Class C shares bear ongoing distribution fees and service organization fees. The Class C expenses are reflected in the performance data. Class C shares were initially offered on July 1, 1999. The performance figures for Class C shares for periods prior to such date represent the performance for Class A shares of the Portfolio.
(6)  Excludes contingent deferred sales charge for Class C shares.

The above illustration compares a $10,000 investment in the Growth and Income Fund, Class A shares, on January 1, 1990 to a $10,000 investment in the Standard & Poor's 500 Index and the Lipper Growth and Income Fund Index.

The Fund's performance reflects the waiver and reimbursement of a portion of the Fund's fees. Without waiver and reimbursement the performance for the period would have been lower. The Standard & Poor's 500 Index is a widely accepted unmanaged index of overall stock market performance and does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value added services.

An investor can not invest directly in an index.

The Lipper Growth and Income Fund Index is an index based on the thirty largest growth and income mutual funds (equally weighted) tracked by Lipper Analytical Services Incorporated.

 HSBC Fixed Income Fund
--------------------------------------------------------------------------------
Dear Shareholder:

The Federal Reserve Open Market Committee during 1999 raised interest rates 75 basis points through a series of 25 basis point increases that occurred during June, August and November. These increases reversed the 75 basis point easing of 1998 caused by the global credit crisis and tended to overstimulate the economy which saw the Gross Domestic Product (GDP) increase by more than 3% for the fourth year in a row. This economic expansion will enter its 107th month of growth in 2/00 which surpasses the 106 month streak set back in 1969.

The total return for 1999 in the major sectors of the investment grade bond market as measured by the Lehman Aggregate Index* was -0.82% which is only the second year (1994's return was -2.92%) that this index generated a negative return. These returns were caused by the sharp upturn in the United States Treasury yield curve which for 1999 saw 2 year notes up 170 basis points to 6.24%, 10 year notes up 178 basis points to 6.44% and 30 year bonds up 138 basis points to 6.48%. On a duration adjusted basis, Mortgages were the best performing sector followed by Agencies, Corporates and Treasuries.

The fund returned -0.36% for the fourth quarter and -1.86% for all of 1999. This compares favorably to our peer group, as measured by the Lipper Analytical Services Corporate Debt Funds A-Rated Index, which returned -0.46% and -2.61% for the identical time periods. In terms of peer group ranking, the HSBC Fixed Income Fund finished the year in the 35th percentile.

Sincerely,
/s/ Edward J. Merkle

Edward J. Merkle
Managing Director, Fixed Income
-------
* The Lehman Aggregate Bond Index is composed of the Lehman
  Government/Corporate Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage back securities.

The views expressed in this report reflect those of the portfolio manager through the end of the period covered by the report as stated on the cover. The manager's views are subject to change at any time based on the market and other conditions.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lipper Corporate Debt Funds A-Rated Index consists of funds that invest at least 65% of its assets in corporate debt issues rated "A" or better or government issues.

Portfolio composition is subject to change.

An investor can not invest directly in an index.

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               FIXED INCOME FUND VS. LEHMAN AGGREGATE BOND INDEX

                              [LINE CHART HERE]
               Fixed Income Fund       Fixed Income Fund
                   Class A                 Class A          Lehman Aggregate
                (without load)           (with load)           Bond Index
DEC 1992           10000                    9527                 10000
DEC 1993           10859                   10342                 10768
DEC 1994           10653                   10146                 10454
DEC 1995           12435                   11843                 12386
DEC 1996           12698                   12094                 12833
DEC 1997           13793                   13136                 14076
DEC 1998           14942                   14231                 15297
DEC 1999           14664                   13966                 15170

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Includes the maximum sales charge of 4.75%
(2) Excludes the maximum sales charge of 4.75%

The above illustration compares a $10,000 investment in the Fixed Income Fund, Class A shares, on January 15, 1993 (date of inception) to a $10,000 investment in the Lehman Aggregate Bond Index on that date. All dividends and capital gain distributions are reinvested.

The Fund's performance reflects the waiver and reimbursement of a portion of the Fund's fees. Without waiver and reimbursement the performance for the period would have been lower. The Lehman Aggregate Index is a widely accepted unmanaged index of overall municipal bond market performance and does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value added services.

An investor can not invest directly in an index.

 HSBC New York Tax-Free Bond Fund
--------------------------------------------------------------------------------
Dear Shareholder:

During 1999 municipals underperformed taxables on a pretax total return basis. The one year total return on the Lehman Municipal Bond Index was -2.06%. By comparison the Lehman Aggregate Index posted a one year return of -0.82%. This reflected the fact that yields across the municipal yield curve rose by approximately 90 basis points on 2 year bonds, 95 basis points on ten year bonds, and 100 basis points on thirty year bonds. Comparatively, yields along the treasury curve rose by 170 basis points on two year bonds, 178 basis points on ten year bonds and 138 basis points on thirty year bonds. Once again the credit outlook continued to improve throughout the state. Given the preceding information regarding yields and ratios municipals should have outperformed taxables. The underperformance of municipals was due primarily to negative convexity factors of many bonds where losses were accelerated as bonds approached deminimus cutoffs and subsequently had certain tax implications for those bonds. This became a particularly vexing factor for non premium bonds issued after October 1998. This deminimus factor typically becomes a performance factor in sharp market sell offs.

The Fund's total return for the year was -3.58% which placed the Fund into the top 14th percentile. The fund outperformed the average of Lipper's New York Municipal Debt Funds* which stood at -4.89%. The 132 basis points of outperformance represented the result of the portfolio maintaining a short duration during key rallying points in the market as well as relative value trading over the course of the year. Additionally, the Fund guarded itself from falling into the above mentioned deminimus trap and was underweighted in lower coupon bonds. As of December 31, 1999 the Fund's duration (which takes into account interim principal and income payments as well as maturity levels) was
7.47 years which represented 98% of the duration of the Lehman New York State Exempt Index and an overall defensive view of the fixed income markets. The average maturity of the Fund was 12.32 years. In terms of sector diversification the largest sectors consisted of general obligations (31.6%), medical revenue (17.0%), and higher education (15.3%).

New York outperformed the rest of the municipal market by just 2 basis points as reflected by the total return of the Lehman New York State Exempt Index. Despite the lower overall credit profile of the Lehman New York State Exempt Index as compared with the Lehman Municipal Bond Index (AA3/A1 versus AA1/AA2) the yield to worst of the New York index is just 3 basis points higher than that of the Municipal Bond Index. Our credit strategy is to continue to overweight insured credits as the yield spread between insured AAA and single A rated credits is only 5-8 basis points.

Sincerely,
/s/ Jerry Samet
Jerry Samet
Municipal Portfolio Manager
-------
* The Lehman New York State Exempt Index is a broad based, total return index which is comprised of bonds issued in the State of New York.

The views expressed in this report reflect those of the portfolio manager through the end of the period covered by the report as stated on the cover. The manager's views are subject to change at any time based on the market and other conditions.

The Lehman Municipal Bond Index is a widely accepted unmanaged index of overall municipal bond market performance and does not take into account charges, fees, and other expenses.

The Lehman Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, paydowns and total return performance of fixed-rate, publicly place, dollar denominated and nonconvertible, investment-grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity.

The Lipper New York Municipal Debt Funds Index consists of funds that invests at least 65% of its assets in municipal debt issues that are exempt from taxation in New York (double tax-exempt) or a city in New York (triple tax-exempt).

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Portfolio composition is subject to change.

Investors can not invest directly in an index.

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN NEW YORK TAX-FREE BOND FUND VS. LEHMAN MUNICIPAL BOND INDEX

                              [LINE CHART HERE]

               New York Tax-Free      New York Tax-Free
                  Bond Fund              Bond Fund
                  Class A                 Class A             Lehman Municipal
               (without load)           (with load)             Bond Index
DEC 1989          10000                    9524                    10000
DEC 1990          10613                   10108                    10729
DEC 1991          11950                   11381                    12032
DEC 1992          13222                   12592                    13094
DEC 1993          15108                   14389                    14702
DEC 1994          13879                   13218                    13941
DEC 1995          15984                   15223                    16376
DEC 1996          16622                   15831                    17101
DEC 1997          18112                   17250                    18676
DEC 1998          19198                   18284                    19887
DEC 1999          18511                   17360                    19476

The performance data quoted represents past performance and is not a indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Includes the maximum sales charge of 4.75%
(2) Excludes the maximum sales charge of 4.75%
(3) Maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% over 4 years. Class B shares bear ongoing distribution fees and service organization fees. The Class B expenses are reflected in the performance data. Class B shares were initially offered on July 1, 1999. The performance figures for Class B shares for periods prior to such date represent performance for Class A shares of the portfolio.
(4) Excludes contingent deferred sales charge for Class B shares.

The above illustration compares a $10,000 investment in the New York Tax-Free Bond Fund, Class A shares, on January 1, 1990 to a $10,000 investment in the Lehman Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.

The Fund's performance reflects the waiver and reimbursement of a portion of the Fund's fees. Without waiver and reimbursement the performance for the period would have been lower. The Lehman Municipal Bond Index is a widely accepted unmanaged index of overall municipal bond market performance and does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value added services.

An investor can not invest directly in an index.

Board of Trustees

WOLFE J. FRANKL         Former Director, North America, Berlin Economic
                        Development Corporation

JEFFREY J. HASS         Professor of Law, New York Law School

RICHARD J. LOOS         Former Managing Director, HSBC Asset Management
                        Americas Inc.

CLIFTON H.W. MALONEY    President, C.H.W. Maloney & Co. Incorporated

JOHN C. MEDITZ          President, Horizon Asset Management, Inc.

HARALD PAUMGARTEN       Managing Director, Heritage Capital Corp.

JOHN P. PFANN           Former Senior Vice President and Treasurer, ITT

ROBERT A. ROBINSON      Trustee, Henrietta and B. Frederick H. Bugher
                        Foundation
--------------------------------------------------------------------------------

Officers

WALTER B. GRIMM         President


ERIC F. ALMQUIST        Senior Vice President


ANTHONY J. FISCHER      Vice President


CHARLES L. BOOTH        Vice President


JOEL B. ENGLE           Treasurer


STEVEN R. HOWARD        Secretary


ALAINA V. METZ          Assistant Secretary


ROBERT L. TUCH          Assistant Secretary

Schedule of Portfolio Investments as of December 31, 1999

                             GROWTH AND INCOME FUND

                                                                       Market
 Shares                    Security Description                        Value
 ------                    --------------------                     ------------

 COMMON STOCKS (98.9%)
 Automotive (1.2%)
 12,100 General Motors Corp......................................   $    879,519
 17,700 Lear Corp.(b)............................................        566,400
                                                                    ------------
                                                                       1,445,919
                                                                    ------------
 Banking (5.2%)
 10,300 Bank of America Corp.....................................        516,931
 31,200 Bank of New York Co., Inc................................      1,248,000
 15,300 Bank One Corp............................................        490,556
 18,100 Chase Manhattan Corp.....................................      1,406,144
 19,200 U.S. Bancorp.............................................        457,200
 54,400 Wells Fargo Co...........................................      2,199,800
                                                                    ------------
                                                                       6,318,631
                                                                    ------------
 Beverages (1.4%)
 14,000 Coca-Cola Co.............................................        815,500
 26,400 PepsiCo, Inc.............................................        930,600
                                                                    ------------
                                                                       1,746,100
                                                                    ------------
 Brewery (0.4%)
 7,200  Anheuser-Busch Co., Inc..................................        510,300
                                                                    ------------
 Broadcasting/Cable (4.3%)
 28,400 AT&T-Liberty Media Corp. Class A(b)......................      1,611,699
 22,100 Comcast Corp.............................................      1,110,525
 16,300 MediaOne Group, Inc.(b)..................................      1,252,044
 20,600 Viacom, Inc., Class B(b).................................      1,245,013
                                                                    ------------
                                                                       5,219,281
                                                                    ------------
 Chemicals (1.9%)
 7,000  Dow Chemical Co..........................................        935,375
 4,400  E.I. du Pont de Nemours & Co.............................        289,850
 15,400 Union Carbide Corp.......................................      1,027,950
                                                                    ------------
                                                                       2,253,175
                                                                    ------------
 Computer Software (8.3%)
 12,500 BMC Software, Inc.(b)....................................        999,219
 53,700 Microsoft Corp.(b).......................................      6,269,474
 24,800 Oracle Corp.(b)..........................................      2,779,150
                                                                    ------------
                                                                      10,047,843
                                                                    ------------

                             GROWTH AND INCOME FUND

                                                                       Market
 Shares                    Security Description                        Value
 ------                    --------------------                     ------------
 COMMON STOCKS (continued)

 Computers & Peripherals (16.5%)
 33,800 Cisco Systems, Inc.(b)...................................   $  3,620,825
 17,100 Compaq Computer Corp.....................................        462,769
 29,200 Dell Computer Corp.(b)...................................      1,489,200
 35,744 EMC Corp.(b).............................................      3,905,031
 11,900 Hewlett-Packard Co.......................................      1,355,856
 37,100 Intel Corp...............................................      3,053,794
 12,400 International Business Machines Corp.....................      1,339,200
 7,900  Lexmark International Group, Inc., Class A(b)............        714,950
 9,600  LSI Logic Corp.(b).......................................        648,000
 27,700 Sun Microsystems, Inc.(b)................................      2,145,019
 11,400 Texas Instruments, Inc...................................      1,104,375
                                                                    ------------
                                                                      19,839,019
                                                                    ------------
 Consumer Goods & Services (1.5%)
 12,000 Procter & Gamble Co......................................      1,314,750
 10,800 Sealed Air Corp.(b)......................................        559,575
                                                                    ------------
                                                                       1,874,325
                                                                    ------------
 Diversified (6.4%)
 37,500 General Electric Co......................................      5,803,125
 50,000 Tyco International Ltd...................................      1,943,750
                                                                    ------------
                                                                       7,746,875
                                                                    ------------
 Financial Services (7.2%)
 6,100  American Express Co......................................      1,014,125
 55,500 Citigroup, Inc...........................................      3,083,719
 16,400 Fannie Mae...............................................      1,023,975
 7,200  Lehman Brothers Holding, Inc.............................        609,750
 44,600 MBNA Corp................................................      1,215,350
 10,500 Morgan Stanley Dean Witter & Co..........................      1,498,875
 12,500 Washington Mutual, Inc...................................        325,000
                                                                    ------------
                                                                       8,770,794
                                                                    ------------
 Food Products & Services (1.0%)
 34,200 Safeway, Inc.(b).........................................      1,216,238
                                                                    ------------

                             GROWTH AND INCOME FUND

                                                                       Market
 Shares                    Security Description                        Value
 ------                    --------------------                     ------------
 COMMON STOCKS (continued)

 Health Care (1.7%)
 13,600 Johnson & Johnson........................................   $  1,266,500
 22,400 Medtronic, Inc...........................................        816,200
                                                                    ------------
                                                                       2,082,700
                                                                    ------------
 Household Products (0.4%)
 22,400 Dial Corp................................................        544,600
                                                                    ------------
 Industrial Goods & Services (1.0%)
 16,300 Eaton Corp...............................................      1,183,788
                                                                    ------------
 Insurance (2.6%)
 17,600 American International Group, Inc........................      1,903,000
 14,800 AXA Financial, Inc.......................................        501,350
 7,600  Hartford Financial Services Group........................        360,050
 5,500  Progressive Corp.........................................        402,188
                                                                    ------------
                                                                       3,166,588
                                                                    ------------
 Internet Software (1.6%)
 25,400 America Online, Inc.(b)..................................      1,916,113
                                                                    ------------
 Oil & Gas Exploration, Production, and Services (6.8%)
 16,800 Chevron Corp.............................................      1,455,300
 18,800 Enron Corp...............................................        834,250
 49,706 Exxon Mobil Corp.........................................      4,004,440
 18,000 Schlumberger Ltd.........................................      1,012,500
 3,485  Transoccan Sedco Forex, Inc..............................        117,394
 28,300 Williams Co..............................................        864,919
                                                                    ------------
                                                                       8,288,803
                                                                    ------------
 Paper Products (0.7%)
 15,300 International Paper Co...................................        863,494
                                                                    ------------
 Pharmaceuticals (8.6%)
 12,000 Alza Corp.(b)............................................        415,500
 11,700 American Home Products Corp..............................        461,419
 23,400 Bristol-Myers Squibb Co..................................      1,501,988
 17,700 Cardinal Health, Inc.....................................        847,388
 23,100 Eli Lilly & Co...........................................      1,536,149
 37,900 Merck & Co., Inc.........................................      2,541,668
 24,500 Pfizer, Inc..............................................        794,719

                             GROWTH AND INCOME FUND

                                                                       Market
 Shares                    Security Description                        Value
 ------                    --------------------                     ------------
 COMMON STOCKS (continued)

 16,900 Schering-Plough Corp.....................................   $    712,969
 20,200 Warner-Lambert Co........................................      1,655,137
                                                                    ------------
                                                                      10,466,937
                                                                    ------------
 Printing & Publishing (0.8%)
 13,400 Time Warner, Inc.........................................        970,663
                                                                    ------------
 Restaurants (0.7%)
 21,700 McDonald's Corp..........................................        874,781
                                                                    ------------
 Retail Stores (6.9%)
 17,400 Bed Bath & Beyond, Inc.(b)...............................        604,650
 25,900 Circuit City Stores, Inc.................................      1,167,119
 22,600 Gap, Inc.................................................      1,039,600
 33,750 Home Depot, Inc..........................................      2,313,984
 46,200 Wal-Mart Stores, Inc.....................................      3,193,575
                                                                    ------------
                                                                       8,318,928
                                                                    ------------
 Telecommunications (11.8%)
 26,848 AT&T Corp................................................      1,362,536
 7,200  Bell Atlantic Corp.......................................        443,250
 18,500 GTE Corp.................................................      1,305,406
 42,100 Lucent Technologies, Inc.................................      3,149,606
 60,000 MCI Worldcom, Inc.(b)....................................      3,183,749
 11,500 Nextel Communications, Inc., Class A(b)..................      1,185,938
 11,400 Nortel Networks Corp.....................................      1,151,400
 3,200  Qualcomm, Inc.(b)........................................        564,000
 21,305 SBC Communications, Inc..................................      1,038,619
 10,800 Sprint Corp..............................................        726,975
                                                                    ------------
                                                                      14,111,479
                                                                    ------------
    Total Common Stocks (Cost - $84,127,650)......................   119,777,374
                                                                    ------------

                            GROWTH AND INCOME FUND

                                                        Shares or
                                               Maturity Principal     Market
                                          Rate   Date     Amount      Value
                                          ---- -------- ---------- ------------
OPEN END INVESTMENT COMPANIES (1.1%)
  Provident Institutional Temporary
   Investment Fund.......................               $1,329,000 $  1,329,000
                                                                   ------------
  Total Open End Investment Companies (Cost - $1,329,000).........    1,329,000
                                                                   ------------
  TOTAL (Cost - $85,456,650) (a)--100.0%.......................... $121,106,374
                                                                   ============
Schedule of Options Written
                                                        Contracts
                                                        ----------
  General Electric Co.,
   (Premium received $26,724)............ $135 1/22/00          50 $    115,000
                                                                   ------------
  Total Options Written Outstanding at End of Year................     $115,000
                                                                   ============

--------
Percentages indicated are based on market value of investments of $121,106,374.

(a) Represents cost for financial reporting purposes and differs from cost basis for Federal income tax purposes by the amount of losses recognized for financial reporting in excess of Federal income tax purposes of $123,688. Cost for Federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation....................................... $37,495,413
     Unrealized depreciation.......................................  (1,969,377)
                                                                    -----------
     Net unrealized appreciation................................... $35,526,036
                                                                    ===========

(b) Represents non-income producing security.

See Notes to Financial Statements.

Schedule of Portfolio Investments as of December 31, 1999

                               FIXED INCOME FUND

                                                Maturity Principal    Market
                                          Rate    Date     Amount      Value
                                          ----  -------- ---------- -----------
COMMERCIAL PAPER (2.4%)
 Financial Services (2.4%)
  Yamaha Motor Finance................... 6.25% 2/28/00  $1,000,000 $   989,236
                                                                    -----------
  Total Commercial Paper (Cost - $989,236)........................      989,236
                                                                    -----------
CORPORATE BONDS (34.7%)
 Aerospace & Defense (6.1%)
  Lockheed Martin Corp. (Guaranteed by
   Lockheed Martin Tactical Systems,
   Inc.)................................. 6.85  5/15/01   2,500,000   2,474,340
                                                                    -----------
 Banking (6.3%)
  BankAmerica Corp....................... 7.88  12/1/02   2,500,000   2,549,320
                                                                    -----------
 Electric Utility (10.6%)
  Columbus Southern Power Company
   (American Electric Power)............. 7.25  10/1/02   2,500,000   2,488,290
  Commonwealth Edison.................... 6.95  7/15/18   2,000,000   1,803,914
                                                                    -----------
                                                                      4,292,204
                                                                    -----------
 Financial Services (7.1%)
  Chase Manhattan Grantor Trust, Series
   1996-A, Class A, ABS.................. 5.20  2/15/02     172,141     171,569
  Ford Motor Credit, 1998-C, Class A-4... 5.81  3/15/02     300,000     298,920
  Associates Corp., NA................... 5.75  11/1/03   1,500,000   1,428,188
  Travelers Property Casualty Corp....... 7.75  4/15/26   1,000,000     974,583
                                                                    -----------
                                                                      2,873,260
                                                                    -----------
 Telecommunications (4.6%)
  MCI Communications Corp................ 6.50  4/15/10   2,000,000   1,861,728
                                                                    -----------
  Total Corporate Bonds (Cost - $14,728,287)......................   14,050,852
                                                                    -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS
 (40.7%)
 Fannie Mae (18.3%)
  Fannie Mae, Pool #310001............... 6.00   9/1/00     606,695     602,334
  Fannie Mae, Medium Term Note, Callable
   1/31/00 @100.......................... 6.34   3/8/04   1,000,000     974,139
  Fannie Mae, Series 1993-104, Class C,
   REMIC................................. 6.50  3/25/21   2,000,000   1,932,319
  Fannie Mae, Pool #250414............... 7.00  12/1/25   2,626,917   2,540,618
  Fannie Mae, Pool #343195............... 7.50   5/1/26   1,221,758   1,208,961
  Fannie Mae, Pool #343812............... 7.50   5/1/26     171,381     169,586
                                                                    -----------
                                                                      7,427,957
                                                                    -----------

                               FIXED INCOME FUND

                                                 Maturity Principal    Market
                                           Rate    Date     Amount    Value
                                           ----  -------- ---------- ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS
 (continued)
 Freddie Mac (17.5%)
  Freddie Mac, Pool #220019............... 7.75%   1/1/02 $   17,190 $   17,371
  Freddie Mac, Medium Term Note, Callable
   1/31/00 @ 100.......................... 8.00  10/27/09  2,500,000  2,477,113
  Freddie Mac, Pool #D62926............... 6.50    8/1/25  1,670,559  1,575,648
  Freddie Mac, Pool #C00742............... 6.50    4/1/29  3,212,479  3,030,772
                                                                     ----------
                                                                      7,100,904
                                                                     ----------
 Government National Mortgage Association
  (4.9%)
  Government National Mortgage
   Association, Pool # 356578............. 7.50   6/15/23  1,976,506  1,966,155
                                                                     ----------
  Total U.S. Government Agency Obligations (Cost - $16,640,257)....  16,495,016
                                                                     ----------
U.S. GOVERNMENT OBLIGATIONS (16.9%)
 U.S. Treasury Bonds (11.9%)
  U.S. Treasury Bonds..................... 8.75   8/15/20  1,050,000  1,272,141
  U.S. Treasury Bonds..................... 6.63   2/15/27  3,200,000  3,169,002
  U.S. Treasury Bonds..................... 6.13   8/15/29    400,000    381,375
                                                                     ----------
                                                                      4,822,518
                                                                     ----------
 U.S. Treasury Notes (5.0%)
  U.S. Treasury Notes..................... 5.63   9/30/01  1,550,000  1,534,016
  U.S. Treasury Notes..................... 6.63   5/15/07    500,000    502,032
                                                                     ----------
                                                                      2,036,048
                                                                     ----------
  Total U.S. Government Obligations (Cost - $6,975,014)............   6,858,566
                                                                     ----------
MUNICIPAL OBLIGATIONS (4.8%)
  Oakland, California Pension Obligation,
   Sub-Series A (MBIA Insured)............ 6.91  12/15/07  2,000,000  1,925,530
                                                                     ----------
  Total Municipal Obligations (Cost - $2,000,000)..................   1,925,530
                                                                     ----------

                               FIXED INCOME FUND

                                                Maturity Principal    Market
                                           Rate   Date     Amount     Value
                                           ---- -------- ---------- -----------
OPEN END INVESTMENT COMPANIES (0.5%)
  Provident Institutional Temporary
   Investment Fund........................               $  214,000 $   214,000
                                                                    -----------
  Total Open End Investment Companies (Cost - $214,000)............     214,000
                                                                    -----------
  TOTAL (Cost - $41,546,794) (a)--100.0%........................... $40,533,200
                                                                    ===========

--------
Percentages indicated are based on market value of investments of $40,533,200.

(a) Represents cost for financial reporting purposes and differs from cost basis for Federal income tax purposes by the amount of losses recognized for financial reporting in excess of Federal income tax purposes of $133,142. Cost for Federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

     Unrealized appreciation...................................... $   200,220
     Unrealized depreciation......................................  (1,346,956)
                                                                   -----------
     Net unrealized depreciation.................................. $(1,146,736)
                                                                   ===========

MBIA - Municipal Bond Insurance Association
NA - National Association
REMIC - Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

Schedule of Portfolio Investments as of December 31, 1999

                          NEW YORK TAX-FREE BOND FUND

                                                Maturity Principal    Market
                                          Rate    Date     Amount      Value
                                          ----  -------- ---------- -----------
MUNICIPAL BONDS (99.3%)
 New York (99.3%)
  Albany County Airport Authority,
   Airport Revenue, AMT (FSA Insured)
   Callable 12/15/07 @ 102............... 5.50% 12/15/19 $  750,000 $   695,625
  Bethlehem Central School District, GO
   (AMBAC Insured)....................... 7.10   11/1/07    200,000     225,500
  Metropolitan Transportation Authority,
   Transportation Facilities Revenue,
   Series A (MBIA Insured) Callable
   7/1/07 @ 101.5........................ 5.63    7/1/25  1,200,000   1,123,500
  Monroe County, Series B, GO, Callable
   6/1/00 @ 101.......................... 7.00    6/1/04     10,000      10,207
  New York City, Municipal Water Finance
   Authority, Water & Sewer System
   Revenue, Series A (FGIC Insured)*..... 4.50    1/3/00    350,000     350,000
  New York City, Series A, GO, Callable
   8/15/01 @ 101.5....................... 7.75   8/15/04     10,000      10,625
  New York City, Series A, GO, Callable
   8/15/01 @ 101.5....................... 7.75   8/15/07     70,000      74,288
  New York City, Series A, GO,
   Prerefunded 8/15/01 @ 101.5........... 7.75   8/15/01    590,000     627,613
  New York City, Series A, GO,
   Prerefunded 8/15/01 @ 101.5........... 7.75   8/15/01    305,000     324,444
  New York City, Series B, GO............ 6.10   8/15/05  2,000,000   2,094,999
  New York City, Series B, GO, Callable
   2/1/02 @ 101.5........................ 7.50    2/1/07  1,000,000   1,067,500
  New York City, Series E, GO............ 6.50   2/15/06  2,000,000   2,132,499
  New York City, Series F, GO, Callable
   11/15/01 @ 101.5...................... 8.40  11/15/05     45,000      48,656
  New York City, Series F, GO,
   Prerefunded 11/15/01 @ 101.5.......... 8.40  11/15/01    105,000     113,794
  New York City, Series G, GO............ 6.75    2/1/09  1,000,000   1,093,750
  New York City, Transitional Finance
   Authority Revenue, Series B (FTS),
   Callable 5/1/09 @101.................. 4.75   11/1/23  1,500,000   1,218,750
  New York City, Trust For Cultural
   Resources, Museum of Modern Art (AMBAC
   Insured) Prerefunded 1/1/02 @ 102..... 6.40    1/1/02    350,000     367,938
  New York State, Dormitory Authority,
   Lease Revenue, Municipal Health
   Facilities Improvement Programs,
   Series 1 (FSA Insured) Callable
   1/15/09 @ 101......................... 4.75   1/15/29  1,000,000     796,250
  New York State, Dormitory Authority,
   City University System Revenue, Series
   A (FGIC-TCRS Insured)................. 5.75    7/1/18  2,370,000   2,355,187
  New York State, Dormitory Authority,
   Mental Health Services Facilities
   Revenue, Series G (AMBAC Insured)
   Callable 8/15/08 @ 101................ 4.50   8/15/18  1,650,000   1,330,313
  New York State, Dormitory Authority,
   State University Education Facilities
   Revenue, Series A (MBIA Insured)...... 5.88   5/15/11  1,500,000   1,565,625
  New York State, Environmental
   Facilities Corporation, Clean Water,
   Series B, Callable 6/15/08 @ 102...... 5.05   6/15/13    300,000     283,875

                          NEW YORK TAX-FREE BOND FUND

                                                 Maturity Principal   Market
                                           Rate    Date    Amount      Value
                                           ----  -------- --------- -----------
MUNICIPAL BONDS (continued)
 New York (continued)
  New York State, Environmental Facilities
   Corporation, Pollution Control Revenue,
   State Water, Series A, Callable 6/15/01
   @ 102.................................. 7.00%  6/15/12 $ 150,000 $   157,688
  New York State, Environmental Facilities
   Corporation, Pollution Control Revenue,
   State Water, Series A,
   Prerefunded 6/15/01 @ 102.............. 7.00   6/15/01   150,000     158,063
  New York State, Environmental Facilities
   Corporation, Pollution Control Revenue,
   State Water, Series B, Callable 3/16/00
   @ 101.................................. 7.50   3/15/11   250,000     254,115
  New York State, Environmental Facilities
   Corporation, Pollution Control Revenue,
   State Water, Series C, Callable 3/16/00
   @ 102.................................. 7.20   3/15/11   200,000     205,162
  New York State, Housing Finance Agency,
   Multifamily Mortgage Housing Revenue,
   Series A (FHA Insured) Callable 8/15/02
   @ 102.................................. 7.00   8/15/22   900,000     947,250
  New York State, Medical Care Facilities
   Finance Agency, Adult Day Care
   Facility, Series A (SONYMA Insured)
   Callable 11/15/05 @ 102................ 6.38  11/15/20 1,945,000   2,015,506
  New York State, Medical Care Facilities
   Finance Agency, Series A (FSA Insured)
   Callable 3/16/00 @ 100................. 7.70   2/15/18    80,000      80,286
  New York State, Urban Development
   Corporation, Senior Lien, Corporate
   Purpose, Callable 7/1/06 @ 102......... 5.50    7/1/16 2,000,000   1,917,500
  Niagara Frontier Transportation
   Authority, Greater Buffalo
   International Airport Revenue, Series
   A, AMT (AMBAC Insured) Callable 4/1/04
   @ 102.................................. 6.13    4/1/14 2,400,000   2,456,999
  Syracuse, GO, Prerefunded 2/15/01 @
   102.................................... 6.70   2/15/01   300,000     312,750
  Triborough Bridge & Tunnel Authority,
   General Purpose Revenue, Series A, GO,
   Callable 1/1/07 @ 101.................. 5.25    1/1/28   500,000     438,125
  TSASC, Inc., New York, Revenue, Callable
   7/15/09 @101........................... 6.38   7/15/39 1,000,000     966,250
                                                                    -----------
  Total Municipal Bonds (Cost -
    $28,055,630)..........................                           27,820,632
                                                                    -----------

                          NEW YORK TAX-FREE BOND FUND

                                                   Maturity           Market
                                              Rate   Date   Shares     Value
                                              ---- -------- ------- -----------
OPEN-END INVESTMENT COMPANIES (0.7%)
 New York (0.7%)
  New York Money Fund........................               200,000 $   200,000
                                                                    -----------
  Total Open-End Investment Companies (Cost -
    $200,000)................................                           200,000
                                                                    -----------
  TOTAL (Cost - $28,255,630) (a)--100.0%........................... $28,020,632
                                                                    ===========

--------
Percentages indicated are based on market value of investments of $28,020,632.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

     Unrealized appreciation......................................... $ 694,671
     Unrealized depreciation.........................................  (929,669)
                                                                      ---------
     Net unrealized depreciation..................................... $(234,998)
                                                                      =========

* Variable rate security. Rate represents rate in effect at December 31, 1999. Date presented represents the next rate change date.

AMBAC - American Municipal Bond Assurance Corp.
AMT - Alternative minimum Taxable Paper
FGIC - Financial Guaranty Insurance Corp.
FHA - Federal Housing Administration
FSA - Financial Security Assurance, Inc.
FTS - Future Tax Secured
GO - General Obligation
MBIA - Municipal Bond Assurance Association
SONYMA - State of New York Mortgage Agency
TCRS - Transferable Custody Receipts

See Notes to Financial Statements.

Statements of Assets and Liabilities
December 31, 1999

                                             Growth       Fixed      New York
                                              and        Income      Tax-Free
                                          Income Fund     Fund       Bond Fund
                                          ------------ -----------  -----------
ASSETS:
 Investments in securities, at value
  (cost $85,456,650, $41,546,794,
  $28,255,630, respectively)............. $121,106,374 $40,533,200  $28,020,632
 Cash....................................       65,643       4,051        4,997
 Interest and dividends receivable.......       73,272     428,419      550,877
 Receivable for capital shares sold......       16,210   1,645,243           57
 Receivable from investment securities
  sold...................................           --          28           --
 Prepaid expenses........................       17,879       6,870        3,978
                                          ------------ -----------  -----------
Total Assets.............................  121,279,378  42,617,811   28,580,541
                                          ------------ -----------  -----------
LIABILITIES:
 Dividends payable.......................           --     213,176       54,234
 Payable for capital shares redeemed.....       15,319          --           --
 Options contracts written, at market
  value (Premiums received $26,724, $0,
  $0, respectively)......................      115,000          --           --
 Accrued expenses and other payables:
  Investment advisory fees...............       55,337      19,263       11,104
  Administration fees....................       10,061       3,502        2,468
  Distribution fees......................        7,129          --        5,467
  Service organization Fees..............        2,365          --           --
  Other..................................       50,317      29,342       40,165
                                          ------------ -----------  -----------
Total Liabilities........................      255,528     265,283      113,438
                                          ------------ -----------  -----------
Net Assets............................... $121,023,850 $42,352,528  $28,467,103
                                          ============ ===========  ===========
COMPOSITION OF NET ASSETS:
 Paid-in capital......................... $ 82,178,751 $45,490,544  $29,338,115
 Undistributed (overdistributed) net
  investment income......................       11,705      53,100      (18,944)
 Accumulated net realized gain (losses)
  from investment transactions...........    3,271,946  (2,177,522)    (617,070)
 Net unrealized appreciation
  (depreciation) from investments........   35,561,448  (1,013,594)    (234,998)
                                          ------------ -----------  -----------
Net Assets............................... $121,023,850 $42,352,528  $28,467,103
                                          ============ ===========  ===========
COMPUTATION OF NET ASSET VALUE:
 Class A:
  Net assets............................. $117,542,043 $42,352,528  $28,075,468
  Shares of beneficial interest issued
   and outstanding (par value $0.001 per
   share, unlimited number of shares
   authorized)...........................    7,879,959   4,405,205    2,617,601
                                          ------------ -----------  -----------
  Net asset value........................       $14.92       $9.61       $10.73
                                          ============ ===========  ===========
  Maximum sales charge...................        5.00%       4.75%        4.75%
  Maximum offering price (Net asset
   value/(100%--Maximum sales charge))...       $15.71      $10.09       $11.27
                                          ============ ===========  ===========
 Class B:
  Net assets............................. $  3,458,509              $   391,635
  Shares of beneficial interest issued
   and outstanding (par value $0.001 per
   share, unlimited number of shares
   authorized)...........................      232,684                   36,521
                                          ------------              -----------
  Net asset value........................       $14.86                   $10.72
                                          ============              ===========
 Class C:
  Net assets............................. $     23,298
  Shares of beneficial interest issued
   and outstanding (par value $0.001 per
   share, unlimited number of shares
   authorized)...........................        1,568
                                          ------------
  Net asset value........................       $14.86
                                          ============

See Notes to Financial Statements.

Statements of Operations
For the year ended December 31, 1999

                                            Growth        Fixed      New York
                                              and        Income      Tax-Free
                                          Income Fund     Fund       Bond Fund
                                          -----------  -----------  -----------
INVESTMENT INCOME:
 Interest................................ $       123  $ 3,045,564  $ 1,758,654
 Dividends...............................   1,157,463       19,397        5,891
                                          -----------  -----------  -----------
Total Income.............................   1,157,586    3,064,961    1,764,545
                                          -----------  -----------  -----------
EXPENSES:
 Investment advisory fees................     623,293      254,999      143,721
 Administration fees.....................     169,989       69,546       47,907
 Co-administration and shareholder
  servicing fees.........................      79,328       32,454       22,356
 Service organization fees (Class B).....       4,680           --          586
 Service organization fees (Class C).....          50           --           --
 Distribution fees (Class A).............         799          178       52,027
 Distribution fees (Class B).............       7,003           --          877
 Distribution fees (Class C).............          75           --           --
 Custodian fees..........................      16,054        7,212        4,219
 Legal fees..............................      88,047       36,841       24,344
 Transfer agent fees.....................      58,042       22,501       83,316
 Other expenses..........................      98,960       58,296       44,258
                                          -----------  -----------  -----------
  Total expenses before fee reductions
   and reimbursements....................   1,146,320      482,027      423,611
  Fee reductions and reimbursement of
   expenses..............................    (138,357)     (55,636)     (73,503)
                                          -----------  -----------  -----------
Net Expenses.............................   1,007,963      426,391      350,108
                                          -----------  -----------  -----------
Net Investment Income....................     149,623    2,638,570    1,414,437
                                          -----------  -----------  -----------
NET REALIZED/UNREALIZED GAINS (LOSSES)
 FROM INVESTMENTS:
 Net realized gains (losses) from
  investment transactions................  12,129,768     (405,827)    (125,254)
 Net change in unrealized appreciation
  (depreciation) from investments........   7,082,383   (3,184,724)  (2,457,036)
                                          -----------  -----------  -----------
 Net Realized/Unrealized Gains (Losses)
  from Investments.......................  19,212,151   (3,590,551)  (2,582,290)
                                          -----------  -----------  -----------
Change in Net Assets Resulting from
 Operations.............................. $19,361,774  $  (951,981) $(1,167,853)
                                          ===========  ===========  ===========

See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                  Growth and Income Fund
                                            -----------------------------------
                                                 For the           For the
                                               year ended        year ended
                                            December 31, 1999 December 31, 1998
                                            ----------------- -----------------
From Investment Activities:
OPERATIONS:
 Net investment income.....................   $    149,623      $    530,461
 Net realized gains (losses) from
  investment transactions..................     12,129,768         9,102,892
 Net change in unrealized appreciation
  (depreciation) from investments..........      7,082,383        13,103,132
                                              ------------      ------------
 Change in net assets resulting from
  operations...............................     19,361,774        22,736,485
                                              ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income:
  Class A..................................       (137,848)         (531,024)
  Class B*.................................            (64)               --
  Class C*.................................             (6)               --
 From net realized gains:
  Class A..................................    (10,530,718)      (12,216,636)
  Class B*.................................       (250,808)               --
  Class C*.................................         (2,072)               --
                                              ------------      ------------
 Change in net assets from shareholder
  distributions............................    (10,921,516)      (12,747,660)
                                              ------------      ------------
 Change in net assets from capital share
  transactions.............................      6,316,652        41,083,371
                                              ------------      ------------
 Change in Net Assets......................     14,756,910        51,072,196
                                              ------------      ------------
NET ASSETS:
 Beginning of year.........................    106,266,940        55,194,744
                                              ------------      ------------
 End of year (including undistributed net
  investment income of $11,705, $0,
  respectively)............................   $121,023,850      $106,266,940
                                              ============      ============

--------
*Class B and Class C shares commenced offering on July 1, 1999.

See Notes to Financial Statements.

Statements of Changes in Net Assets

                                  Fixed Income Fund              New York Tax-Free Bond Fund
                         ----------------------------------- -----------------------------------
                              For the           For the           For the           For the
                            year ended        year ended        year ended        year ended
                         December 31, 1999 December 31, 1998 December 31, 1999 December 31, 1998
                         ----------------- ----------------- ----------------- -----------------
From Investment
 Activities:
OPERATIONS:
 Net investment income..   $  2,638,570       $ 3,146,518       $ 1,414,437       $ 1,568,024
 Net realized gains
  (losses) from
  investment
  transactions..........       (405,827)        1,275,186          (125,254)          805,303
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........     (3,184,724)           91,117        (2,457,036)         (300,037)
                           ------------       -----------       -----------       -----------
 Change in net assets
  resulting from
  operations............       (951,981)        4,512,821        (1,167,853)        2,073,290
                           ------------       -----------       -----------       -----------
DISTRIBUTIONS TO
 SHAREHOLDERS:
 From net investment
  income:
  Class A...............     (2,649,910)       (3,146,518)       (1,410,156)       (1,568,024)
  Class B*..............             --                --            (4,281)               --
 In excess of net
  investment income:
  Class A...............             --                --           (18,944)               --
                           ------------       -----------       -----------       -----------
 Change in net assets
  from shareholder
  distributions.........     (2,649,910)       (3,146,518)       (1,433,381)       (1,568,024)
                           ------------       -----------       -----------       -----------
 Change in net assets
  from capital share
  transactions..........     (7,879,139)       (8,935,023)       (2,599,702)       (4,361,201)
                           ------------       -----------       -----------       -----------
 Change in Net Assets...    (11,481,030)       (7,568,720)       (5,200,936)       (3,855,935)
                           ------------       -----------       -----------       -----------
NET ASSETS:
 Beginning of year......     53,833,558        61,402,278        33,668,039        37,523,974
                           ------------       -----------       -----------       -----------
 End of year (including
  undistributed/
  (overdistributed) net
  investment income of
  $22,174, $33,514,
  ($18,944), and $0,
  respectively).........   $ 42,352,528       $53,833,558       $28,467,103       $33,668,039
                           ============       ===========       ===========       ===========

--------
*Class B shares commenced offering on July 1, 1999.

See Notes to Financial Statements.

Notes to Financial Statements


1. Organization

  HSBC Mutual Funds Trust (the "Trust") was organized on November 1, 1989 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company with multiple investment portfolios, including the Growth and Income Fund, Fixed Income Fund, and New York Tax-Free Bond Fund (individually as a "Fund", collectively as the "Funds").

  The investment objectives and policies are as follows:

   Growth and Income Fund--      To provide investors with long-term growth of
                                 capital and current income by investing
                                 primarily in common stocks, preferred stocks
                                 and securities convertible into or with rights
                                 to purchase common stocks ("equity
                                 securities").

   Fixed Income Fund--           Generation of high current income consistent
                                 with appreciation of capital by investing
                                 primarily in notes, bonds, debentures and
                                 other fixed income securities.

   New York Tax-Free Bond Fund-- To provide investors with as high a level of current income exempt from regular Federal, New York State and New York City personal income taxes as is consistent with relative stability of capital.

  Effective July 1, 1999 the Funds were authorized to issue three classes of shares as follows: Class A, Class B, and Class C. At December 31, 1999, Fixed Income Fund had not issued Class B and Class C shares and the New York Tax-Free Bond Fund had not issued Class C shares. Class A shares are subject to a sales load as described in the prospectus. Class B and Class C shares are subject to a contingent deferred sales charge at the time of the redemption. Class A, Class B, and Class C shares bear distribution (12b-1) fees. Class A, Class B, and Class C bear service organization fees. Each class has identical rights and privileges except with respect to the distribution (12b-1) fees and the service organization fees paid by each respective class, voting matters affecting a single class of shares and the exchange privileges of each class of shares.

2. Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  Securities Valuation: Investments in equity securities traded on an exchange are valued at the last quoted sales price on a given day, or if a sale is not reported for that day, at the mean between the most recent bid and ask prices. The bid price is used when no ask price is available. Debt securities for which market quotations are readily available are valued at the quoted bid price. Debt securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with guidelines which have been adopted by the Board of Trustees. Such procedures include the use of independent pricing services which use prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indicators as to value from dealers and general market conditions. Investments in open-end investment companies are valued at their net asset value as reported by such investment companies. Short-term obligations having maturities of 60 days or less are valued at amortized cost which approximates market value.

  Taxes: It is each Funds' policy to continue to comply with the provisions of the Internal Revenue Code, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income and net realized capital gains, if any, to its shareholders for each taxable year. Therefore, no provision is required for federal income tax. For Federal income tax purposes, the following funds have capital loss carryforwards as of December 31, 1999 which are available to offset any future gains, if any:

                                  Amount   Expires
                                ---------- -------
      Fixed Income Fund........ $1,377,021  2004
                                   363,749  2005
                                   244,634  2007
                                ----------
                                $1,985,404
                                ==========
      New York Tax-Free Bond
       Fund.................... $  486,136  2003
                                     5,680  2005
                                    75,427  2007
                                ----------
                                $  567,243
                                ==========

  Dividends and Distributions: The Growth and Income Fund intends to declare and pay, as a semi-annual dividend, substantially all of its net investment income. The Fixed Income and New York Tax-Free Bond Funds intend to declare as a dividend substantially all of its net investment income at the end of each business day and to pay within five business days after the end of each month. Net capital gains for all three Funds, if any, are distributed at least annually.

  Dividends and distributions are recorded by the Funds on the ex-dividend date. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations that may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

  As of December 31, 1999, the following reclassifications have been made to increase (decrease) the indicated accounts:

                                                                 Accumulated Net
                                                                    Realized
                                               Undistributed Net Gains/(Losses)
                                               Investment Income on Investments
                                               ----------------- ---------------
   Fixed Income Fund..........................      $30,926         $(30,926)

  Security Transactions and Related Income: Security transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Securities gains and losses are calculated on the identified cost basis.

  Expense Allocation: Expenses directly attributed to each Fund in the Trust are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them on the basis of relative net assets or another appropriate basis.

3. Portfolio Securities

  Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 were as follows:

                                                        Purchases      Sales
                                                       ------------ ------------
   Growth and Income Fund............................. $105,241,850 $109,862,454
   Fixed Income Fund..................................   33,981,562   40,423,586
   New York Tax-Free Bond Fund........................    3,656,055    6,239,011

4. Shares of Beneficial Interest

  The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. Transactions in shares of beneficial interest and capital transactions for the year ended December 31, 1999 were as follows:

                                                  Growth and Income Fund
                                              --------------------------------
                                              For the Year Ended December 31,
                                              --------------------------------
                                                   1999             1998
                                              ---------------  ---------------
   CAPITAL TRANSACTIONS:
   Class A Shares:
    Proceeds from shares issued.............. $     9,955,766  $    42,875,131
    Dividends reinvested.....................       9,322,388       13,780,310
    Cost of shares redeemed..................     (16,362,843)     (15,572,070)
                                              ---------------  ---------------
    Class A capital transactions.............    $  2,915,311     $ 41,083,371
                                              ---------------  ---------------
   Class B Shares:*
    Proceeds from shares issued.............. $     3,150,439  $            --
    Dividends reinvested.....................         250,838               --
    Cost of shares redeemed..................         (24,436)              --
                                              ---------------  ---------------
    Class B capital transactions............. $     3,376,841  $            --
                                              ---------------  ---------------
   Class C Shares:*
    Proceeds from shares issued.............. $        22,455  $            --
    Dividends reinvested.....................           2,045               --
                                              ---------------  ---------------
    Class C capital transactions............. $        24,500  $            --
                                              ---------------  ---------------
   Net increase from capital transactions.... $     6,316,652  $    41,083,371
                                              ===============  ===============
   SHARE TRANSACTIONS:
   Class A Shares:
    Issued...................................         684,171        3,357,173
    Reinvested...............................         646,833        1,009,942
    Redeemed.................................      (1,115,495)      (1,168,181)
                                              ---------------  ---------------
    Class A capital transactions.............         215,509        3,198,934
                                              ---------------  ---------------
   Class B Shares:*
    Issued...................................         216,842               --
    Reinvested...............................          17,554               --
    Redeemed.................................          (1,712)              --
                                              ---------------  ---------------
    Class B capital transactions.............         232,684               --
                                              ---------------  ---------------
   Class C Shares:*
    Issued...................................           1,426               --
    Reinvested...............................             142               --
                                              ---------------  ---------------
    Class C capital transactions.............           1,568               --
                                              ---------------  ---------------
   Net increase from share transactions......         449,761        3,198,934
                                              ===============  ===============

  *Class B and Class C shares commenced offering on July 1, 1999.

                                Fixed Income Fund       New York Tax-Free Bond Fund
                            --------------------------  ----------------------------
                               For the Year Ended           For the Year Ended
                                  December 31,                 December 31,
                            --------------------------  ----------------------------
                                1999          1998          1999           1998
                            ------------  ------------  -------------  -------------
   CAPITAL TRANSACTIONS:
   Class A Shares:
    Proceeds from shares
    issued................. $  6,778,445  $  9,201,178  $   1,276,057  $   1,667,644
    Dividends reinvested...       45,015        54,313        861,424        904,671
    Cost of shares
    redeemed...............  (14,702,599)  (18,190,514)    (5,139,821)    (6,933,516)
                            ------------  ------------  -------------  -------------
    Class A capital
    transactions........... $ (7,879,139) $ (8,935,023) $  (3,002,340) $  (4,361,201)
                            ------------  ------------  -------------  -------------
   Class B Shares:*
    Proceeds from shares
    issued................. $         --  $         --  $     403,571  $          --
    Dividends reinvested...           --            --          4,022             --
    Cost of shares
    redeemed...............           --            --         (4,955)            --
                            ------------  ------------  -------------  -------------
    Class B capital
    transactions........... $         --  $         --  $     402,638  $          --
                            ------------  ------------  -------------  -------------
   Net increase
   transactions............ $ (7,879,139) $ (8,935,023) $  (2,599,702) $  (4,361,201)
                            ============  ============  =============  =============
   SHARE TRANSACTIONS:
   Class A Shares:
    Issued.................      685,707       902,978        111,664        144,518
    Reinvested.............        4,510         5,316         76,461         78,329
    Redeemed...............   (1,476,476)   (1,784,806)      (461,798)      (601,146)
                            ------------  ------------  -------------  -------------
    Class A capital
    transactions...........     (786,259)     (876,512)      (273,673)      (378,299)
                            ------------  ------------  -------------  -------------
   Class B Shares:*
    Issued.................           --            --         36,607             --
    Reinvested                        --            --            372             --
    Redeemed...............           --            --           (458)            --
                            ------------  ------------  -------------  -------------
    Class B capital
    transactions...........           --            --         36,521             --
                            ------------  ------------  -------------  -------------
   Net increase from share
   transactions............     (786,259)     (876,512)      (237,152)      (378,299)
                            ============  ============  =============  =============

  *Class B shares commenced offering on July 1, 1999.

5. Related Party Transactions

  The Trust retains HSBC Asset Management Americas Inc. to act as Investment Adviser for the Fund. HSBC Asset Management Americas Inc. is the North American investment management affiliate of HSBC Holdings plc (Hong Kong and Shanghai Banking Corporation). As Investment Adviser, HSBC Asset Management Americas Inc. furnishes investment guidance and policy direction in connection with the management of the investment portfolios of the Funds, subject to policies established by the Board of Trustees. As compensation for its services, HSBC Asset Management Americas Inc. accrues daily, and is paid monthly, advisory fees at the following annual rates:

                                                                    Investment Advisory Fee Rate
                                                                   ------------------------------
                                                                   Growth and Income Fixed Income
   Portion of Each Fund's Average Daily Net Assets                       Fund            Fund
   -----------------------------------------------                 ----------------- ------------
   Up to $400 million............................................       0.550%          0.550%
   In excess of $400 million but not exceeding $800 million......       0.505%          0.505%
   In excess of $800 million but not exceeding $1.2 billion......       0.460%          0.460%
   In excess of $1.2 billion but not exceeding $1.6 billion......       0.415%          0.415%
   In excess of $1.6 billion but not exceeding $2.0 billion......       0.370%          0.370%
   In excess of $2.0 billion.....................................       0.315%          0.315%
                                                                      Investment
                                                                   Advisory Fee Rate
                                                                       New York
   Portion of the Fund's Average Daily Net Assets Fund               Tax-Free Bond
   ---------------------------------------------------             -----------------
   Up to $300 million............................................       0.450%
   In excess of $300 million but not exceeding $600 million......       0.420%
   In excess of $600 million but not exceeding $1.0 billion......       0.385%
   In excess of $1.0 billion but not exceeding $1.5 billion......       0.350%
   In excess of $1.5 billion but not exceeding $2.0 billion......       0.315%
   In excess of $2.0 billion.....................................       0.280%

  The Fund may enter into agreements (the "Service Agreements") with certain banks, financial institutions and corporations ("Service Organizations") whereby each Service Organization provides recordkeeping and certain administration services for its customers who invest in the Funds through accounts maintained at that Service Organization. Each Service Organization will receive monthly payments for the performance of its service under the Service Agreement. The payments from the Funds on an annual basis will not exceed 0.35% (Class A shares) and 0.50% (Class B and Class C shares, each) of the average value of the Funds' shares held in the subaccounts of the Service Organizations. During the year ended December 31, 1999, the Funds Class A shares did not participate in any service agreement. Additionally, BISYS Fund Services waived service organization fees for the Growth and Income Fund Class B and Class C, in the amounts of $2,340 and $25, respectively, and the New York Tax-Free Bond Fund Class B in the amount of $293.

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, is a subsidiary of The BISYS Group, Inc. BISYS, with whom certain officers are affiliated, serves the Trust as distributor, administrator, transfer agent and fund accountant. Such officers are not paid any fees directly by the Funds for serving as officers of the Trust. In accordance with the terms of the Management and Administration Agreement and the Fund Accounting Agreement, BISYS accrues daily, and is paid monthly, an asset-based fee as follows:

                                                                 Administration
   Portion of Each Fund's Average Daily Net Assets                  Fee Rate
   -----------------------------------------------               --------------
   Up to $200 million...........................................     0.150%
   In excess of $200 million but not exceeding $400 million.....     0.125%
   In excess of $400 million but not exceeding $600 million.....     0.100%
   In excess of $600 million....................................     0.080%

  BISYS is contractually limiting its Administration fee to 0.10% of each Fund's average net assets.

  HSBC Asset Management Americas Inc. earned co-administration and shareholder services fees of 0.07% of each Fund's average net assets, all of which were waived. Effective July 1, 1999, HSBC Asset Management Americas Inc. no longer charges co-administration and shareholder services assistance fees.

  Information regarding these fee waivers for the year ended December 31, 1999 follows:

                                                          Co-Administration
                              Investment                   and Shareholder
                             Advisory Fees Administration  Servicing Fees
                                waived      Fees waived        waived
                             ------------- -------------- -----------------
   Growth and Income Fund..     $    --       $56,664          $79,328
   Fixed Income Fund.......          --        23,182           32,454
   New York Tax-Free Bond
   Fund....................      34,885        15,969           22,356

  With respect to Class A, the Funds have adopted a Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for a monthly payment by the Fund to BISYS Fund Services for expenses incurred in connection with distribution services provided to the Fund not to exceed an annual rate of 0.35% (0.50% for Growth and Income
  Fund) of the average net assets for Class A shares during the preceding month.

  With respect to Class B and Class C, the Funds have adopted a Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for a monthly payment by the Fund to BISYS Fund Services for expenses incurred in connection with distribution services provided to the Fund not to exceed an annual rate of 0.75% of the average net assets for Class B and Class C shares during the preceding month. As distributor, BISYS is entitled to receive commissions on sales of shares of the Funds. For the year ended December 31, 1999, the total commission BISYS received, retained, and reallowed to affiliated broker/dealers of the Funds are as follow:

                                                                    Commissions
                                                       Commissions Reallowed to
                                              Total    Retained by  Affiliated
                                           Commissions    BISYS    Broker/Dealer
                                           ----------- ----------- -------------
   Growth and Income Fund.................   $21,680     $2,518       $ 2,749
   Fixed Income Fund......................       735          0            26
   New York Tax-Free Bond Fund............    23,783        238        22,493
                                             -------     ------       -------
                                             $46,198     $2,756       $25,268
                                             =======     ======       =======

  A partner of the Trust's legal counsel served as Secretary of the Trust. Paul, Weiss, Rifkind, Wharton and Garrison serves as the Trust's legal counsel for the year ended December 31, 1999.

6. Options Written

  When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

  A Fund may seek to earn premiums by writing covered call options against some of the securities in its portfolio. A call option is "covered" if the Fund owns the underlying securities covered by the call. The purchaser of the call option obtains the right to acquire these securities at a fixed price (which may be less than, the same as, or greater than the current market price of such securities) during a specific period of time. Until an option lapses or is canceled by a closing transaction, the maximum sales price the Fund can realize on the underlying security is limited to the strike price. The Fund continues to bear the risk of a decline in the market price of the security during the option period, although the decline in value would be mitigated by the amount of the premium received for the call. The aggregate value of the securities subject to options written by the Fund may not exceed 25% of the value of the Fund's net assets.

  The following is a summary of written call option activity for the year ended December 31, 1999 by the Growth and Income Fund:

                                                                Call Options
                                                             ------------------
                                                             Number of
                                                             Contracts Premiums
                                                             --------- --------
   Balance at beginning of year.............................     70    $ 23,415
   Options written..........................................    862     337,273
   Options closed...........................................    825     314,186
   Options expired..........................................     57      19,778
                                                                ---    --------
   Options outstanding at end of year.......................     50    $ 26,724
                                                                ===    ========

7. Concentration of Credit Risk

  The New York Tax-Free Bond Fund invests primarily in debt obligations issued by the State of New York and its respective political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to economic and political factors adversely affecting issuers of New York specific municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent.

8. Federal Income Tax Information (Unaudited)

  Federal income tax information for the taxable year ended December 31, 1999 was as follows:

                                                         Long-Term    Dividends
                                            Tax-Exempt  Capital Gain  Received
                                           Distribution Distribution Deduction %
                                           ------------ ------------ -----------
   Growth and Income Fund.................  $       --  $10,783,598     79.18%
   New York Tax-Free Bond Fund............   1,507,598           --        --

FINANCIAL HIGHLIGHTS
                            GROWTH AND INCOME FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year and Periods Indicated.

                                          Class A                          Class B***     Class C***
                         -----------------------------------------------  ------------   ------------
                                                                          Period ended   Period ended
                              For the year ended December 31,             December 31,   December 31,
                         -----------------------------------------------  ------------   ------------
                           1999      1998     1997       1996     1995        1999           1999
                         --------  --------  -------   --------  -------  ------------   ------------
Net Asset Value,
 Beginning of Period.... $  13.86  $  12.36  $ 16.28   $  14.77  $ 11.93     $15.32         $15.32
                         --------  --------  -------   --------  -------     ------         ------
Investment Activities
 Net investment income..     0.02      0.07     0.18       0.18     0.30      (0.03)         (0.06)
 Net realized and
  unrealized gains from
  investment
  transactions..........     2.47      3.23     4.28**     2.46     3.64       0.98           1.01
                         --------  --------  -------   --------  -------     ------         ------
Total from Investment
 Activities.............     2.49      3.30     4.46       2.64     3.94       0.95           0.95
                         --------  --------  -------   --------  -------     ------         ------
Distributions
 From net investment
  income................    (0.02)    (0.08)   (0.19)     (0.18)   (0.30)        --             --
 From net realized
  gains.................    (1.41)    (1.72)   (8.19)     (0.95)   (0.80)     (1.41)         (1.41)
                         --------  --------  -------   --------  -------     ------         ------
Total Distributions.....    (1.43)    (1.80)   (8.38)     (1.13)   (1.10)     (1.41)         (1.41)
                         --------  --------  -------   --------  -------     ------         ------
Net Asset Value, End of
 Period................. $  14.92  $  13.86  $ 12.36   $  16.28  $ 14.77     $14.86         $14.86
                         ========  ========  =======   ========  =======     ======         ======
Total Return (excludes
 sales charges).........    18.48%    26.97%   27.42%     17.90%   33.11%      6.68%(a)       6.68%(a)
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000).......... $117,542  $106,267  $55,195   $140,688  $66,062     $3,459         $   23
 Ratio of expenses to
  average net assets....     0.88%     0.89%    0.83%      0.85%    0.94%      1.77%(b)       1.72%(b)
 Ratio of net investment
  income to average net
  assets................     0.14%     0.58%    0.95%      1.43%    2.06%     (0.87)%(b)     (0.81)%(b)
 Ratio of expenses to
  average net assets*...     1.00%     1.01%    0.95%      0.96%    0.97%      2.13%(b)       2.07%(b)
 Portfolio turnover rate
  (c)...................    94.36%    82.19%   69.07%     61.68%   52.77%     94.36%         94.36%

--------
 (a)  Not annualized.
 (b)  Annualized.
 (c) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
* During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
** In addition to the net realized and unrealized gains from investment transactions, this amount includes a decrease in net asset value per share resulting from the timing of issuances and redemptions of Fund shares in relation to fluctuating market values for the portfolio.
***  Class B and Class C commenced offering on July 1, 1999.

FINANCIAL HIGHLIGHTS
                               FIXED INCOME FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year and Periods Indicated.

                                      For the Year Ended December 31,
                                  ---------------------------------------------
                                   1999      1998     1997      1996     1995
                                  -------   -------  -------  --------  -------
Net Asset Value, Beginning of
 Period.........................  $ 10.37   $ 10.12  $  9.89  $  10.28  $  9.35
                                  -------   -------  -------  --------  -------
Investment Activities
 Net investment income..........     0.57      0.57     0.59      0.59     0.59
 Net realized and unrealized
  gains from investment
  transactions..................    (0.76)     0.25     0.23     (0.39)    0.93
                                  -------   -------  -------  --------  -------
Total from Investment
 Activities.....................    (0.19)     0.82     0.82      0.20     1.52
                                  -------   -------  -------  --------  -------
Distributions
 From net investment income.....    (0.57)    (0.57)   (0.59)    (0.59)   (0.59)
                                  -------   -------  -------  --------  -------
Total Distributions.............    (0.57)    (0.57)   (0.59)    (0.59)   (0.59)
                                  -------   -------  -------  --------  -------
Net Asset Value, End of Period..  $  9.61   $ 10.37  $ 10.12  $   9.89  $ 10.28
                                  =======   =======  =======  ========  =======
Total Return (excludes sales
 charges).......................    (1.86%)    8.33%    8.62%     2.11%   16.73%
Ratios/Supplemental Data:
 Net Assets at end of period
  (000).........................  $42,353   $53,834  $61,402  $104,875  $99,942
 Ratio of expenses to average
  net assets....................     0.92%     0.89%    0.88%     0.88%    0.93%
 Ratio of net investment income
  to average net assets.........     5.70%     5.59%    6.00%     5.94%    6.03%
 Ratio of expenses to average
  net assets*...................     1.04%     1.01%    1.00%     0.98%    0.96%
 Portfolio turnover rate........    75.75%    71.05%   60.98%   156.05%   41.58%

--------
* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

FINANCIAL HIGHLIGHTS
                          NEW YORK TAX-FREE BOND FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year and Periods Indicated.

                                         Class A                        Class B***
                         --------------------------------------------  ------------
                                                                       Period ended
                             For the year ended December 31,           December 31,
                         --------------------------------------------  ------------
                          1999      1998     1997     1996     1995        1999
                         -------   -------  -------  -------  -------  ------------
Net Asset Value,
 Beginning of Period.... $ 11.64   $ 11.48  $ 11.05  $ 11.17  $ 10.20     $11.21
                         -------   -------  -------  -------  -------     ------
Investment Activities
 Net investment income..    0.51      0.51     0.53     0.55     0.54       0.19
 Net realized and
  unrealized gains from
  investment
  transactions..........   (0.91)     0.16     0.43    (0.12)    0.97      (0.49)
                         -------   -------  -------  -------  -------     ------
Total from Investment
 Activities.............   (0.40)     0.67     0.96     0.43     1.51      (0.30)
                         -------   -------  -------  -------  -------     ------
Distributions
 From net investment
  income................   (0.51)    (0.51)   (0.53)   (0.55)   (0.54)     (0.19)
                         -------   -------  -------  -------  -------     ------
Total Distributions.....   (0.51)    (0.51)   (0.53)   (0.55)   (0.54)     (0.19)
                         -------   -------  -------  -------  -------     ------
Net Asset Value, End of
 Period................. $ 10.73   $ 11.64  $ 11.48  $ 11.05  $ 11.17     $10.72
                         =======   =======  =======  =======  =======     ======
Total Return (excludes
 sales charges).........   (3.58%)    5.99%    8.97%    3.99%   15.17%     (2.71%)(a)
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000).......... $28,075   $33,668  $37,524  $41,975  $50,677     $  392
 Ratio of expenses to
  average net assets....    1.08%     0.96%    0.92%    0.91%    0.99%      2.01%(b)
 Ratio of net investment
  income to average net
  assets................    4.40%     4.47%    4.79%    5.02%    5.07%      3.37%(b)
 Ratio of expenses to
  average net assets*...    1.31%     1.28%    1.24%    1.21%    1.20%      2.35%(b)
 Portfolio turnover
  rate**................   11.85%    56.81%   35.64%   87.40%   24.43%     11.85%

--------
 (a)  Not annualized.
 (b)  Annualized.
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 ** Porfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
***  Class B commenced offering on July 1, 1999.

Report of Independent Auditors

The Board of Trustees and Shareholders
HSBC Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments and options written, of the Growth and Income Fund, Fixed Income Fund, and New York Tax-Free Bond Fund (three of the portfolios comprising HSBC Mutual Funds Trust) as of December 31, 1999, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth and Income Fund, Fixed Income Fund, and New York Tax-Free Bond Fund at December 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                         /s/ Ernst & Young LLP

New York, New York
February 23, 2000

                                            HSBC Mutual Funds Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                            [LOGO OF HSBC ASSET MANAGEMENT
                                            AMERICAS INC. APPEARS HERE]
--------------------------------------------------------------------------------

                                            Growth and Income Fund
                                            Fixed Income Fund
                                            New York Tax-Free Bond Fund

HSBC (SM) Mutual Funds Trust
3435 Stelzer Road
Columbus, Ohio 43219

Information:
(800) 634-2536

Investment Adviser
HSBC Asset Management Americas Inc.
140 Broadway (6th Floor)
New York, New York 10005-1180

Distributor, Administrator, Transfer Agent and Dividend Disbursing Agent
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

Independent Auditors
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

Legal Counsel
Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of Americas
New York, New York 10019

This report is for the information of the shareholders of HSBC Mutual Funds Trust. Its use in connection with any offering of the Trust's shares is authorized only in the case of a concurrent or prior delivery of the Trust's current prospectus. Shares of the Funds are not an obligation of or guaranteed or endorsed by HSBC Holdings plc or its affiliates. In addition, such shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency and may involve investment risks, including the possible loss of principal.
                                                                            2/00
Annual Report
December 31, 1999

Managed by:
HSBC Asset Management Americas Inc.

Sponsored and distributed by:
BISYS Fund Services